UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 12, 2015, Pharmacyclics, Inc. (the “Company”) made a presentation entitled “Capitalizing on the Value of Patient-Friendly Therapy” at the 33rd Annual J.P. Morgan Healthcare Conference located in San Francisco, California, highlighting, among other things, the Company’s accomplishments and developments related to the Company’s first commercial product, IMBRUVICA®.  A copy of the presentation is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K, including the related exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.  This Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	J.P. Morgan Healthcare Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

January 12, 2015

PHARMACYCLICS, INC.

By:	/s/ Richard B. Love
Name: Richard B. Love
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	J.P. Morgan Healthcare Conference Presentation